                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                      AKDL, L.P.

Address:                                   201 Main Street, Suite 1900
                                           Fort Worth, TX 76102

Date of Event Requiring Statement:         02/12/2021

Name:                                      Crestline SI (GP), L.P.

Address:                                   201 Main Street, Suite 1900
                                           Fort Worth, TX 76102

Date of Event Requiring Statement:         02/12/2021

Name:                                      Crestline Investors, Inc.

Address:                                   201 Main Street, Suite 1900
                                           Fort Worth, TX 76102

Date of Event Requiring Statement:         02/12/2021

Name:                                      Crestline Management, L.P.

Address:                                   201 Main Street, Suite 1900
                                           Fort Worth, TX 76102

Date of Event Requiring Statement:         02/12/2021